EXHIBIT 99.2

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Nine Months Ended September 27, 2003
(In $000’s, except per share amounts)

	Nine months ended
	September 27, 2003

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$453,590	$6,064	(A)	$—		$459,654
Services	100,962	—		—		100,962
Maintenance	246,237	—		—		246,237

Total revenue	800,789	6,064		—		806,853

Costs and Expenses
Cost of product	20,305	—		29,358	(E)	49,663
Cost of services	69,790	—		1,739	(E)	71,529
Cost of maintenance	41,666	—		1,733	(E)	43,399
Marketing and sales	249,638	(2,645	)(B)	—		246,993
Research and development	257,677	—		—		257,677
General and administrative	65,598	—		—		65,598
Amortization of acquired intangibles	79,093	—		(32,830	)(E)	46,263
Amortization of deferred stock compensation	31,685	1,269	(C)	—		32,954
Avant! restitution and settlement	—	—		—		—
Mentor settlement	(14,500)	—		—		(14,500)
Restructuring and other charges	64,226	—		—		64,226
Write-off of acquired in-process technology	7,500	—		—		7,500

Total costs and expenses	872,678	(1,376)		—		871,302

Loss from operations	(71,889)	7,440		—		(64,449)
Interest expense	(3,706)	—		—		(3,706)
Other loss, net	(2,989)	(5,670	)(D)	—		(8,659)

Loss before benefit for income taxes	(78,584)	1,770		—		(76,814)
Benefit for income taxes	(36,620)	—		—		(36,620)

Net loss	$(41,964)	$1,770		$—		$(40,194)

Basic net loss per share	$(0.16)					$(0.15)

Diluted net loss per share	$(0.16)					$(0.15)

Weighted average common shares outstanding	267,605					267,605

Weighted average common and potential common shares outstanding — assuming dilution	267,605					267,605

(A) — Revenue adjustment
(B) — Capitalized software adjustment
(C) — Deferred compensation adjustments
(D) — Equity investment and foreign currency adjustments
(E) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended September 27, 2003
(In $000’s, except per share amounts)

	Quarter ended
	September 27, 2003

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$151,678	$—		$—		$151,678
Services	33,773	—		—		33,773
Maintenance	83,025	—		—		83,025

Total revenue	268,476	—		—		268,476

Costs and Expenses
Cost of product	5,075	—		10,343	(D)	15,418
Cost of services	22,192	—		486	(D)	22,678
Cost of maintenance	12,662	—		604	(D)	13,266
Marketing and sales	80,758	—		—		80,758
Research and development	84,179	—		—		84,179
General and administrative	18,814	—		—		18,814
Amortization of acquired intangibles	27,790	—		(11,433	)(D)	16,357
Amortization of deferred stock compensation	12,548	(181	)(A)	—		12,367
Avant! restitution and settlement	—	—		—		—
Mentor settlement	(14,500)	—		—		(14,500)
Restructuring and other charges	62,874	—		—		62,874
Write-off of acquired in-process technology	2,000	—		—		2,000

Total costs and expenses	314,392	(181)		—		314,211

Loss from operations	(45,916)	181		—		(45,735)
Interest expense	(2,392)	—		—		(2,392)
Other income, net	2,295	(803	)(B)	—		1,492

Loss before benefit for income taxes	(46,013)	(622)		—		(46,635)
Benefit for income taxes	(31,018)	(420	)(C)	—		(31,438)

Net loss	$(14,995)	$(202)		$—		$(15,197)

Basic net loss per share	$(0.06)					$(0.06)

Diluted net loss per share	$(0.06)					$(0.06)

Weighted average common shares outstanding	266,755					266,755

Weighted average common and potential common shares outstanding — assuming dilution	266,755					266,755

Notes:

(A) — Deferred compensation adjustment
(B) — Equity investment adjustment
(C) — Tax effect of restatement adjustments
(D) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended June 28, 2003
(In $000’s, except per share amounts)

	Quarter ended
	June 28, 2003

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$160,630	$—		$—		$160,630
Services	34,801	—		—		34,801
Maintenance	81,006	—		—		81,006

Total revenue	276,437	—		—		276,437

Costs and Expenses
Cost of product	7,019	—		9,862	(F)	16,881
Cost of services	23,971	—		485	(F)	24,456
Cost of maintenance	13,929	—		604	(F)	14,533
Marketing and sales	85,265	(2,645	)(A)	—		82,620
Research and development	88,376	—		—		88,376
General and administrative	20,107	—		—		20,107
Amortization of acquired intangibles	26,017	—		(10,951	)(F)	15,066
Amortization of deferred stock compensation	9,517	49	(B)	—		9,566
Avant! restitution and settlement	—	—		—		—
Mentor settlement	—	—		—		—
Restructuring and other charges	1,352	—		—		1,352
Write-off of acquired in-process technology	3,800	—		—		3,800

Total costs and expenses	279,353	(2,596)		—		276,757

Loss from operations	(2,916)	2,596		—		(320)
Interest expense	(640)	—		—		(640)
Other loss, net	(6,192)	(1,562	)(C)(D)	—		(7,754)

Loss before benefit for income taxes	(9,748)	1,034		—		(8,714)
Benefit for income taxes	(1,895)	200	(E)	—		(1,695)

Net loss	$(7,853)	$834		$—		$(7,019)

Basic net loss per share	$(0.03)					$(0.03)

Diluted net loss per share	$(0.03)					$(0.03)

Weighted average common shares outstanding	267,887					267,887

Weighted average common and potential common shares outstanding — assuming dilution	267,887					267,887

(A) — Reverse Q2 capitalized software adjustment
(B) — Deferred compensation adjustments
(C) — Equity investment adjustment
(D) — Foreign currency exchange adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended March 29, 2003
(In $000’s, except per share amounts)

	Quarter ended
	March 29, 2003

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$141,282	$6,064	(A)	$—		$147,346
Services	32,388	—		—		32,388
Maintenance	82,206	—		—		82,206

Total revenue	255,876	6,064		—		261,940

Costs and Expenses
Cost of product	8,211	—		9,153	(F)	17,364
Cost of services	23,627	—		768	(F)	24,395
Cost of maintenance	15,075	—		525	(F)	15,600
Marketing and sales	83,615	—		—		83,615
Research and development	85,122	—		—		85,122
General and administrative	26,677	—		—		26,677
Amortization of acquired intangibles	25,286	—		(10,446	)(F)	14,840
Amortization of deferred stock compensation	9,620	1,401	(B)	—		11,021
Avant! restitution and settlement	—	—		—		—
Mentor settlement	—	—		—		—
Restructuring and other charges	—	—		—		—
Write-off of acquired in-process technology	1,700	—		—		1,700

Total costs and expenses	278,933	1,401		—		280,334

Loss from operations	(23,057)	4,663		—		(18,394)
Interest expense	(674)	—		—		(674)
Other income (loss), net	908	(3,305	)(C)(D)	—		(2,397)

Loss before benefit for income taxes	(22,823)	1,358		—		(21,465)
Benefit for income taxes	(3,707)	220	(E)	—		(3,487)

Net loss	$(19,116)	$1,138		$—		$(17,978)

Basic net loss per share	$(0.07)					$(0.07)

Diluted net loss per share	$(0.07)					$(0.07)

Weighted average common shares outstanding	268,358					268,358

Weighted average common and potential common shares outstanding — assuming dilution	268,358					268,358

Notes:
(A) — Revenue adjustment
(B) — Deferred compensation adjustments
(C) — Equity investment adjustment
(D) — Foreign currency exchange adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Year Ended December 28, 2002
(In $000’s, except per share amounts)

	Year ended
	December 28, 2002

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$811,910	$(5,124	)(A)	$—		$806,786
Services	149,810	—		—		149,810
Maintenance	331,347	—		—		331,347

Total revenue	1,293,067	(5,124)		—		1,287,943

Costs and Expenses
Cost of product	73,137	—		25,154	(F)	98,291
Cost of services	112,687	—		2,001	(F)	114,688
Cost of maintenance	64,221	—		868	(F)	65,089
Marketing and sales	399,601	2,547	(B)	—		402,148
Research and development	326,414	—		—		326,414
General and administrative	115,767	—		—		115,767
Amortization of acquired intangibles	81,775	—		(28,023	)(F)	53,752
Amortization of deferred stock compensation	37,504	(1,600	)(C)	—		35,904
Avant! restitution and settlement	(261,090)	—		—		(261,090)
Restructuring and other charges	134,296	—		—		134,296
Write-off of acquired in-process technology	34,000	—		—		34,000

Total costs and expenses	1,118,312	947		—		1,119,259

Income from operations	174,755	(6,071)		—		168,684
Interest expense	(2,803)	—		—		(2,803)
Other loss, net	(13,986)	230	(D)	—		(13,756)

Income before provision for income taxes	157,966	(5,841)		—		152,125
Provision for income taxes	86,017	(906	)(E)	—		85,111

Net Income	$71,949	$(4,935)		$—		$67,014

Basic net income per share	$0.28					$0.26

Diluted net income per share	$0.27					$0.25

Weighted average common shares outstanding	259,870					259,870

Weighted average common and potential common shares outstanding — assuming dilution	267,500					267,500

Notes:
(A) — Revenue adjustment
(B) — Capitalized software adjustment
(C) — Deferred compensation adjustments
(D) — Equity investment adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended December 28, 2002
(In $000’s, except per share amounts)

	Quarter ended
	December 28, 2002

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$156,511	$(2,606	)(A)	$—		$153,905
Services	35,526	—		—		35,526
Maintenance	84,260	—		—		84,260

Total revenue	276,297	(2,606)		—		273,691

Costs and Expenses
Cost of product	10,585	—		7,179	(F)	17,764
Cost of services	23,059	—		785	(F)	23,844
Cost of maintenance	14,446	—		370	(F)	14,816
Marketing and sales	103,434	634	(B)	—		104,068
Research and development	85,322	—		—		85,322
General and administrative	26,418	—		—		26,418
Amortization of acquired intangibles	22,044	—		(8,334	)(F)	13,710
Amortization of deferred stock compensation	16,092	(5,224	)(C)	—		10,868
Avant! restitution and settlement	(261,090)	—		—		(261,090)
Restructuring and other charges	61,065	—		—		61,065
Write-off of acquired in-process technology	—	—		—		—

Total costs and expenses	101,375	(4,590)		—		96,785

Income from operations	174,922	1,984		—		176,906
Interest expense	(1,240)	—		—		(1,240)
Other loss, net	(10,238)	(790	)(D)	—		(11,028)

Income before provision for income taxes	163,444	1,194		—		164,638
Provision for income taxes	74,750	2,600	(E)	—		77,350

Net Income	$88,694	$(1,406)		$—		$87,288

Basic net income per share	$0.33					$0.32

Diluted net income per share	$0.33					$0.32

Weighted average common shares outstanding	268,702					268,702

Weighted average common and potential common shares outstanding — assuming dilution	272,475					272,475

Notes:
(A) — Revenue adjustment
(B) — Capitalized software adjustment
(C) — Deferred compensation adjustments
(D) — Equity investment adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended September 28, 2002
(In $000’s, except per share amounts)

	Quarter ended
	September 28, 2002

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified
Revenue
Product	$210,286	$(1,211	)(A)	$—		$209,075
Services	33,992	—		—		33,992
Maintenance	82,958	—		—		82,958

Total revenue	327,236	(1,211)		—		326,025

Costs and Expenses
Cost of product	14,630	—		6,531	(F)	21,161
Cost of services	28,078	—		601	(F)	28,679
Cost of maintenance	16,007	—		369	(F)	16,376
Marketing and sales	103,216	872	(B)	—		104,088
Research and development	84,647	—		—		84,647
General and administrative	26,267	—		—		26,267
Amortization of acquired intangibles	22,034	—		(7,501	)(F)	14,533
Amortization of deferred stock compensation	10,465	(553	)(C)	—		9,912
Avant! restitution and settlement	—	—		—		—
Restructuring and other charges	—	—		—		—
Write-off of acquired in-process technology	6,600	—		—		6,600

Total costs and expenses	311,944	319		—		312,263

Income from operations	15,292	(1,530)		—		13,762
Interest expense	(663)	—		—		(663)
Other income, net	171	1,579	(D)	—		1,750

Income before provision for income taxes	14,800	49		—		14,849
Provision for income taxes	6,569	(1,458	)(E)	—		5,111

Net Income	$8,231	$1,507		$—		$9,738

Basic net income per share	$0.03					$0.04

Diluted net income per share	$0.03					$0.04

Weighted average common shares outstanding	267,300					267,300

Weighted average common and potential common shares outstanding — assuming dilution	271,437					271,437

Notes:
(A) — Revenue adjustment
(B) — Capitalized software adjustment
(C) — Deferred compensation adjustments
(D) — Equity investment adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended June 29, 2002
(In $000’s, except per share amounts)

	Quarter ended
	June 29, 2002

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$226,064	$(869	)(A)	$—		$225,195
Services	37,026	—		—		37,026
Maintenance	81,730	—		—		81,730

Total revenue	344,820	(869)		—		343,951

Costs and Expenses
Cost of product	29,822	—		5,888	(F)	35,710
Cost of services	28,784	—		315	(F)	29,099
Cost of maintenance	17,340	—		70	(F)	17,410
Marketing and sales	96,170	365	(B)	—		96,535
Research and development	78,255	—		—		78,255
General and administrative	25,552	—		—		25,552
Amortization of acquired intangibles	19,048	—		(6,273	)(F)	12,775
Amortization of deferred stock compensation	7,454	2,135	(C)	—		9,589
Avant! restitution and settlement	—	—		—		—
Restructuring and other charges	55,523	—		—		55,523
Write-off of acquired in-process technology	27,400	—		—		27,400

Total costs and expenses	385,348	2,500		—		387,848

Loss from operations	(40,528)	(3,369)		—		(43,897)
Interest expense	(421)	—		—		(421)
Other loss, net	(9,401)	(2,434	)(D)	—		(11,835)

Loss before benefit for income taxes	(50,350)	(5,803)		—		(56,153)
Benefit for income taxes	(4,029)	(1,317	)(E)	—		(5,346)

Net loss	$(46,321)	$(4,486)		$—		$(50,807)

Basic net loss per share	$(0.18)					$(0.20)

Diluted net loss per share	$(0.18)					$(0.20)

Weighted average common shares outstanding	251,250					251,250

Weighted average common and potential common shares outstanding — assuming dilution	251,250					251,250

Notes:
(A) — Revenue adjustment
(B) — Capitalized software adjustment
(C) — Deferred compensation adjustments
(D) — Equity investment adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales

Cadence Design Systems, Inc.
Impact of Restatement and Reclassification Adjustments on Previously Reported Consolidated Statements of Operations
For the Quarter Ended March 30, 2002
(In $000’s, except per share amounts)

	Quarter ended
	March 30, 2002

	As Previously	Restatement		Reclassification		As Restated and
	Reported	Adjustments		Adjustments		Reclassified

Revenue
Product	$219,049	$(438	)(A)	$—		$218,611
Services	43,266	—		—		43,266
Maintenance	82,399	—		—		82,399

Total revenue	344,714	(438)		—		344,276

Costs and Expenses
Cost of product	18,100	—		5,556	(F)	23,656
Cost of services	32,766	—		300	(F)	33,066
Cost of maintenance	16,428	—		59	(F)	16,487
Marketing and sales	96,781	676	(B)	—		97,457
Research and development	78,190	—		—		78,190
General and administrative	37,530	—		—		37,530
Amortization of acquired intangibles	18,649	—		(5,915	)(F)	12,734
Amortization of deferred stock compensation	3,493	2,042	(C)	—		5,535
Avant! restitution and settlement	—	—		—		—
Restructuring and other charges	17,708	—		—		17,708
Write-off of acquired in-process technology	—	—		—		—

Total costs and expenses	319,645	2,718		—		322,363

Income from operations	25,069	(3,156)		—		21,913
Interest expense	(479)	—		—		(479)
Other income, net	5,482	1,875	(D)	—		7,357

Income before provision for income taxes	30,072	(1,281)		—		28,791
Provision for income taxes	8,727	(731	)(E)	—		7,996

Net income	$21,345	$(550)		$—		$20,795

Basic net income per share	$0.09					$0.08

Diluted net income per share	$0.08					$0.08

Weighted average common shares outstanding	249,720					249,720

Weighted average common and potential common shares outstanding — assuming dilution	260,871					260,871

Notes:
(A) — Revenue adjustment
(B) — Capitalized software adjustment
(C) — Deferred compensation adjustments
(D) — Equity investment adjustment
(E) — Tax effect of restatement adjustments
(F) — Reclassification of amortization of intangible assets to cost of sales